1 Supplemental Investor Information May 2023

2 Important Information As previously announced, on March 21, 2022, as contemplated by that certain Agreement and Plan of Merger, dated September 13, 2021 (the “Merger Agreement”), by and among Motive Capital Corp, a Cayman Islands exempted company (“Motive”), FGI Merger Sub, Inc., a Delaware corporation and wholly owned subsidiary of Motive (“Merger Sub”), and Forge Global, Inc., a Delaware corporation (“Forge Global”), Motive changed its jurisdiction of incorporation by deregistering as an exempted company in the Cayman Islands and continuing and domesticating as a corporation incorporated under the laws of the State of Delaware (the “Domestication”), changing its name to “Forge Global Holdings, Inc.” (the “Company”), and following the Domestication, as contemplated by the Merger Agreement, Merger Sub merged with and into Forge Global, with Forge Global surviving the merger as a wholly owned subsidiary of the Company (together with the Domestication, the “Business Combination”). On March 25, 2022, the Company filed a Current Report on Form 8-K (the “Form 8-K”) which, among other things, included the audited financial statements (and notes thereto) of Forge Global as of and for the fiscal years ended December 31, 2021 and 2020 (the “Forge Global 2021 Financial Statements”), Management’s Discussion and Analysis of Financial Condition and Results of Operations for Forge Global for the years ended December 31, 2021 and 2020 (the “Forge Global 2021 MD&A”), and Unaudited Pro Forma Condensed Combined Financial Information of Motive and Forge Global as of and for the year ended December 31, 2021 giving effect to the Business Combination and related transactions (the “Pro Forma Financial Information,” and together with the Forge Global 2021 Financial Statements, Forge Global 2021 MD&A, and Pro Forma Financial Information, the “2021 Financial Information”). On August 11, 2022, the Company issued a press release announcing its results for the quarter ended June 30, 2022, which included certain quarterly financial information and key business metrics (the “Q2 Earnings Release”). The Company also filed a Quarterly Report on Form 10-Q on August 12, 2022, which, among other things, included the interim unaudited financial statements (and notes thereto) of the Company as of and for the quarter ended June 30, 2022 (the “Q2 Financial Statements”), and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company for the quarter ended June 30, 2022 (the “Q2 MD&A,” and together with the Q2 Earnings Release and Q2 Financial Statements, the “Q2 Financial Information”). On November 9, 2022, the Company issued a press release announcing its results for the quarter ended September 30, 2022, which included certain quarterly financial information and key business metrics (the “Q3 Earnings Release”). The Company also filed a Quarterly Report on Form 10-Q on November 14, 2022, which, among other things, included the interim unaudited financial statements (and notes thereto) of the Company as of and for the quarter ended September 30, 2022 (the “Q3 Financial Statements”), and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company for the quarter ended September 30, 2022 (the “Q3 MD&A,” and together with the Q3 Earnings Release and Q3 Financial Statements, the “Q3 Financial Information”). On February 28, 2023, the Company issued a press release announcing its results for the quarter and year ended December 31, 2022, which included certain quarterly and annual financial information, as well as key business metrics (the “2022 Earnings Release”). The Company also filed an Annual Report on Form 10-K on March 1, 2023, which, among other things, included the audited financial statements (and notes thereto) of the Company as of and for the quarter and year ended December 31, 2022 (the “2022 Financial Statements”), and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company for the quarter and year ended December 31, 2022 (the “2022 MD&A,” and together with the 2022 Earn ings Release and 2022 Financial Statements, the “2022 Financial Information”). On May 9, 2023, the Company issued a press release announcing its results for the quarter ended March 31, 2023, which included certain quarterly financial information and key business metrics (the “Q1 Earnings Release”). The Company will also file a Quarterly Report on Form 10-Q on or about May 9, 2023, which, among other things, will include the interim unaudited financial statements (and notes thereto) of the Company as of and for the quarter ended March 31, 2023 (the “Q1 Financial Statements”), and Management’s Discussion and Analysis of Financial Condition and Results of Operations for the Company for the quarter ended March 31, 2023 (the “Q1 MD&A,” and together with the Q1 Earnings Release and Q1 Financial Statements, the “Q1 Financial Information”). To further assist investors, the Company is furnishing the following additional financial information, key business metrics, and data (the “Supplemental Information”). The following Supplemental Information is unaudited, has not been reviewed by the Company’s independent registered public accounting firm, and is subject to change. The Supplemental Information is qualified by in its entirety, and should be read in conjunction with, 1) the 2021 Financial Information, 2) the Q2 Financial Information, 3) the Q3 Financial Information, 4) the 2022 Financial Information, and 5) the Q1 Financial Information.

3 Use of Non-GAAP Financial Information In addition to its financial results determined in accordance with generally accepted accounting principles in the United States of America (“GAAP”), the Company presents Adjusted EBITDA, a non- GAAP financial measure. The Supplemental Information includes Adjusted EBITDA, a non-GAAP financial measure. The Company uses Adjusted EBITDA to evaluate its ongoing operations and for internal planning and forecasting purposes. The Company believes that Adjusted EBITDA, when taken together with the corresponding GAAP financial measure, provides meaningful supplemental information regarding its performance by excluding specific financial items that have less bearing on its core operating performance. The Company considers Adjusted EBITDA to be an important measure because it helps illustrate underlying trends in its business and its historical operating performance on a more consistent basis. However, non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for financial information presented in accordance with GAAP. In addition, other companies, including companies in the Company’s industry, may calculate similarly titled non-GAAP financial measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of Adjusted EBITDA as a tool for comparison. A reconciliation is provided in the Supplemental Information for Adjusted EBITDA to net income (loss), the most directly comparable financial measure stated in accordance with GAAP. Investors are encouraged to review Adjusted EBITDA and the reconciliation of Adjusted EBITDA to net income (loss), and not to rely on any single financial measure to evaluate the Company’s business. The Company defines Adjusted EBITDA as net loss, adjusted to exclude: (i) interest expense, net, (ii) provision for or benefit from income taxes, (iii) depreciation and amortization, (iv) share-based compensation expense, (v) change in fair value of warrant liabilities, (vi) acquisition-related transaction costs, and (vii) other significant gains, losses, and expenses (such as impairments, transaction bonus) the Company believes are not indicative of its ongoing results. Forward-Looking Statements The Supplemental Information may contain “forward-looking statements, ”which generally are accompanied by words such as “believe,” “may,” ”could,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “target,” “goal,” “expect,” “should,” “would,” “plan,” “predict,” “project,” “forecast,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict, indicate or relate to future events or trends or the Company’s future financial or operating performance, or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding the Company’s beliefs regarding its financial position and operating performance, as well as future opportunities for the Company to expand its business. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, while considered reasonable by the Company and its management, are subject to risks and uncertainties that may cause actual results to differ materially from current expectations. You should carefully consider the risks and uncertainties described in the Company’s documents filed, or to be filed, with the SEC including in its Quarterly Report on Form 10-Q that will be filed on or around the date of this Supplemental Information. There may be additional risks that the Company presently does not know of or that it currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans, or forecasts of future events and views as of the date of this Supplemental Information. The Company anticipates that subsequent events and developments will cause its assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this Supplemental Information. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Forge Global Holdings, Inc. - Financial Information, Key and Other Business Metrics (Unaudited)

FINANCIAL INFORMATION ($ in 000s unless otherwise stated)	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	2020	2021	2022
Operating Results											
Placement fee revenues[1]	$ 32,945	$ 22,940	$ 24,329	$ 14,585	$ 10,951	$ 8,227	$ 6,902	$ 4,632	$ 29,240	$ 107,723	$ 40,665
Custodial administration fees	5,728	4,718	5,341	5,437	5,689	7,673	9,919	10,847	22,404	20,333	28,718
Transaction-based expenses	(1,616)	(582)	140	(132)	(178)	(86)	(87)	(19)	(3,888)	(3,034)	(483)
Total revenues, less transaction-based expenses	$ 37,057	$ 27,076	$ 29,810	$ 19,890	$ 16,462	$ 15,814	$ 16,734	$ 15,460	$ 47,756	$ 125,022	$ 68,900
Total operating expenses	$ 37,862	$ 32,769	$ 35,327	$ 58,641	$ 42,510	$ 58,250	$ 44,539	$ 38,428	$ 55,373	$ 134,811	$ 203,940
Operating loss	$ (805)	$ (5,693)	$ (5,517)	$ (38,751)	$ (26,048)	$ (42,436)	$ (27,805)	$ (22,968)	$ (7,617)	$ (9,789)	$ (135,040)
Net loss	$ (8,003)	$ (5,074)	$ (6,360)	$ (64,424)	$ (5,119)	$ (16,198)	$ (26,164)	$ (21,261)	$ (9,712)	$ (18,499)	$ (111,905)
Adjusted EBITDA	$ 6,529	$ (1,339)	$ (1,472)	$ (7,053)	$ (12,274)	$ (13,273)	$ (14,251)	$ (13,027)	$ 2,783	$ 8,761	$ (46,851)
Non-GAAP Adjusted EBITDA Reconciliation											
Net loss	$ (8,003)	$ (5,074)	$ (6,360)	$ (64,424)	$ (5,119)	$ (16,198)	$ (26,164)	$ (21,261)	$ (9,712)	$ (18,499)	$ (111,905)
(+) Interest expense (income), net	1,781	(11)	(16)	(21)	(266)	(874)	(1,520)	(1,509)	2,405	2,307	(2,681)
(+) Provision for (benefit from) income taxes	4	203	187	123	35	48	121	185	(803)	386	327
(+) Depreciation and amortization	1,356	1,385	1,253	1,082	2,021	1,428	1,495	1,789	2,406	5,390	6,026
(+) Loss on impairment of long lived assets	-	-	-	265	181	-	-	536	-	-	446
(+) Share-based compensation	5,892	2,824	2,256	8,522	10,740	26,712	11,950	7,401	4,906	12,231	57,924
(+) Change in fair value of warrant liabilities	5,404	(737)	489	25,959	(20,558)	(25,210)	(27)	(168)	292	6,064	(19,836)
(+) Acquisition-related transaction costs	95	71	719	3,706	692	821	(106)	-	3,289	882	5,113
(+) Transaction bonus	-	-	-	17,735	-	-	-	-	-	-	17,735
Adjusted EBITDA	$ 6,529	$ (1,339)	$ (1,472)	$ (7,053)	$ (12,274)	$ (13,273)	$ (14,251)	$ (13,027)	$ 2,783	$ 8,761	$ (46,851)

(1) Includes Forge Data and Forge Company Solutions fees.

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Forge Global Holdings, Inc. - Financial Information, Key and Other Business Metrics (Unaudited)

	Q2'21	Q3'21	Q4'21	Q1'22	Q2'22	Q3'22	Q4'22	Q1'23	2020	2021	2022
KEY BUSINESS METRICS ($ in 000s unless otherwise stated) [2]											
Trading Business											
Placement fee revenues, less transaction-based expenses - LTM	$ 92,070	$ 96,926	$ 104,689	$ 92,609	$ 72,052	$ 57,834	$ 40,182	$ 30,342	$ 48,864	$ 104,689	$ 40,182
Number of trades - LTM	5,169	4,979	4,890	3,972	3,232	2,636	2,184	1,894	3,448	4,890	2,184
Number of trades - Period	1,370	1,022	984	596	630	426	532	306	3,448	4,890	2,184
Transaction volume ($B) - LTM	$ 3.0	$ 3.0	$ 3.2	$ 2.8	$ 2.3	$ 1.8	$ 1.2	$ 0.9	$ 1.9	$ 3.2	$ 1.2
Transaction volume ($B) - Period	$ 0.9	$ 0.7	$ 0.8	$ 0.4	$ 0.3	$ 0.2	$ 0.2	$ 0.1	$ 1.9	$ 3.2	$ 1.2
Net take rate - LTM	2.6%	3.1%	3.3%	3.3%	3.2%	3.2%	3.3%	3.3%	2.6%	3.3%	3.3%
Net take rate - Period	3.4%	3.3%	2.9%	3.5%	3.2%	3.6%	2.8%	3.6%	2.6%	3.3%	3.3%
Custody Business											
Total custodial accounts [3]	1,880,564	1,985,235	2,124,677	2,228,101	1,739,838	1,811,774	1,871,146	1,937,248	1,574,211	2,124,677	1,871,146
Assets under custody ($B) [3]	$ 14.6	$ 14.5	$ 14.3	$ 14.9	$ 15.3	$ 15.0	$ 14.9	$ 14.8	$ 13.3	$ 14.3	$ 14.9
OTHER BUSINESS METRICS [2]											
Distinct private companies transacted in - LTM	195	202	217	222	196	191	191	163			
Distinct private companies transacted in - Period	122	96	108	115	90	77	76	60			
Total number of issuers with IOIs [4]	368	416	435	476	463	478	436	492			
Custodial cash balance ($MM) [5]	$ 620	$ 620	$ 687	$ 689	$ 680	$ 685	$ 635	$ 574			

(2) Key business metrics and other business metrics as of and for the full year and quarterly periods of 2021 and 2022 are based on actual results of operations; key business metrics and other business metrics presented as of and for the year ended December 31, 2020 and for last-twelve-months (LTM) periods through the third quarter of 2021 are prepared on a pro-forma basis, which combines the metrics from Forge and SharesPost's brokerage businesses as if the SharesPost acquisition had occurred at the beginning of the fiscal year 2020.

(3) Represents end of period value. Includes both CaaS and Alt IRA accounts.

(4) Number of distinct companies in whose shares at least one buy or sell IOI, or indication of interest, was created in this period.

(5) Custodial cash represents amounts on deposit with financial institutions for the benefit of the Company's custodial accounts.

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